                                                                 EXHIBIT a(1)(d)


                                 AMENDMENT NO. 3
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

         This Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of April 30, 2004, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                                              CLASSES OF EACH PORTFOLIO
         ---------                                              -------------------------
         AIM V.I. Aggressive Growth Fund                        Series I shares
                                                                Series II shares

         AIM V.I. Balanced Fund                                 Series I shares
                                                                Series II shares

         AIM V.I. Basic Value Fund                              Series I shares
                                                                Series II shares

         AIM V.I. Blue Chip Fund                                Series I shares
                                                                Series II shares

         AIM V.I. Capital Appreciation Fund                     Series I shares
                                                                Series II shares

         AIM V.I. Capital Development Fund                      Series I shares
                                                                Series II shares

         AIM V.I. Core Equity Fund                              Series I shares
                                                                Series II shares

         AIM V.I. Dent Demographic Trends Fund                  Series I shares
                                                                Series II shares

         AIM V.I. Diversified Income Fund                       Series I shares
                                                                Series II shares

         AIM V.I. Global Utilities Fund                         Series I shares
                                                                Series II shares

         AIM V.I. Government Securities Fund                    Series I shares
                                                                Series II shares

         AIM V.I. Growth Fund                                   Series I shares
                                                                Series II shares

         AIM V.I. High Yield Fund                               Series I shares
                                                                Series II shares

         AIM V.I. International Growth Fund                     Series I shares
                                                                Series II shares

         AIM V.I. Large Cap Growth Fund                         Series I shares
                                                                Series II shares

         AIM V.I. Mid Cap Core Equity Fund                      Series I shares
                                                                Series II shares

         AIM V.I. Money Market Fund                             Series I shares
                                                                Series II shares

         AIM V.I. New Technology Fund                           Series I shares
                                                                Series II shares

         AIM V.I. Premier Equity Fund                           Series I shares
                                                                Series II shares

         AIM V.I. Real Estate Fund                              Series I shares
                                                                Series II shares

         AIM V.I. Small Cap Equity Fund                         Series I shares
                                                                Series II shares

         INVESCO VIF - Core Equity Fund                         Series I shares
                                                                Series II shares

         INVESCO VIF - Dynamics Fund                            Series I shares
                                                                Series II shares

         INVESCO VIF - Financial Services Fund                  Series I shares
                                                                Series II shares

         INVESCO VIF - Growth Fund                              Series I shares
                                                                Series II shares

         INVESCO VIF - Health Sciences Fund                     Series I shares
                                                                Series II shares

         INVESCO VIF - High Yield Fund                          Series I shares
                                                                Series II shares

         INVESCO VIF - Leisure Fund                             Series I shares
                                                                Series II shares

         INVESCO VIF - Small Company Growth Fund                Series I shares
                                                                Series II shares

         INVESCO VIF - Technology Fund                          Series I shares
                                                                Series II shares

         INVESCO VIF - Telecommunications Fund                  Series I shares
                                                                Series II shares

         INVESCO VIF - Total Return Fund                        Series I shares
                                                                Series II shares

         INVESCO VIF - Utilities Fund                           Series I shares
                                                                Series II shares

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.

                                      By: /s/ ROBERT H. GRAHAM
                                          --------------------------------------
                                          Name:   Robert H. Graham
                                          Title:  President



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